SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 25, 2003
                                                        -----------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Identification No.)


Philadelphia and Reading Avenues, Boyertown, PA         19512
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(Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
                                                          --------------


                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.
----------------------

FirstService Bank - Closing
---------------------------

         As previously reported, on September 24, 2002, National Penn, National Penn Bank and FirstService Bank entered into an Agreement and Plan of Merger (the "Agreement") providing, among other things, for the merger of FirstService, a $400 million bank headquartered in Doylestown, Pennsylvania, with and into National Penn Bank, with National Penn Bank surviving the merger.

         On February 25, 2003, National Penn, National Penn Bank and FirstService completed the merger. Prior to the merger, National Penn operated 58 community offices and had total assets of $2.9 billion. As a result of the merger, National Penn now has $3.2 billion in assets and operates 65 community offices in southeastern Pennsylvania through National Penn Bank (including its FirstService Bank Division discussed herein) and two community offices in southeastern Pennsylvania through Panasia Bank N.A. Panasia Bank N.A. also operates four community offices in the northern New Jersey marketplace and one office in Annandale, Virginia.

         When  the  merger  became   effective,   each   outstanding   share  of
FirstService common stock was automatically converted into the right to receive ..5954 share of National Penn common stock plus $3.90 in cash. A total of 2,563,552 shares of National Penn common stock were issued in the merger. As a result, a total of 23,190,994 shares of National Penn common stock were issued and outstanding immediately after completion of the merger. On the effective date of the merger, the last reported sale price of National Penn common stock, as reported on the National Market tier of The Nasdaq Stock Market, was $25.69 per share. National Penn will account for the merger under the purchase method of accounting. The transaction resulted in the recording of approximately $52 million of goodwill and other intangibles.

         Immediately prior to the merger, there were stock options outstanding and exercisable for 860,489 shares of FirstService common stock. When the merger became effective, each such option was automatically converted into a substitute stock option for National Penn common stock, with the number of shares and the per share exercise price adjusted pursuant to the terms of the Agreement, resulting in the issuance of stock options exercisable for 643,169 shares of National Penn common stock with an exercise price of either $6.69 or $13.38 per share. Otherwise, the substitute stock options were issued on the same terms and conditions as the converted FirstService options.

         Upon closing, National Penn Bank established the FirstService Bank Division. National Penn Bank's existing offices in Doylestown and Sellersville, in Bucks County, Pennsylvania and Horsham, in Montgomery County, Pennsylvania became offices of the new division.



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

         The articles of association and bylaws of National Penn Bank remain the same as those in effect immediately prior to the merger. The Boards of Directors and executive officers of National Penn and National Penn Bank remain the same as those in office immediately prior to the merger, except that, as provided in the Agreement:

          *    Alexander   Rankin  and  John  C.  Spier,   former   FirstService
               directors, became additional directors of National Penn and National Penn Bank; and

          * John C. Spier became Chairman and CEO of the FirstService Division of National Penn Bank and Group Executive Vice President/Corporate Planning Officer of National Penn Bank and a member of the Chairman's Council and the Management, Asset/Liability, and Technology Steering Committees.

         As provided in the Agreement, on February 25, 2003, National Penn Bank established the "FirstService Division Board of Directors," consisting of all former FirstService directors and one National Penn executive officer. In accordance with National Penn's corporate governance procedures and guidelines, the FirstService Division Board of Directors will have authority to add additional members from time to time.

         The foregoing summary of the merger does not purport to be complete and
is  qualified  in  its  entirety  by  reference  to  the  Agreement,   which  is
incorporated  by reference  herein as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.
    ---------

         2.1 Agreement and Plan of Merger dated September 24, 2002, by and among National Penn Bancshares, Inc., National Penn Bank and FirstService Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to Exhibit 2.1 to National Penn's Current Report on Form 8-K dated September 24, 2002.)

         2.2 Form of Letter Agreement between National Penn Bancshares, Inc. and directors of FirstService Bank concerning voting for approval of merger. (Incorporated by reference to Exhibit 2.2 to National Penn's Current Report on Form 8-K dated September 24, 2002.)

         99       Press   Release  of  National   Penn   Bancshares,   Inc.  and
                  FirstService  Bank dated February 25, 2003. (Filed pursuant to
                  Item 9 of Form 8-K.)

Item 9.  Regulation FD Disclosure.
----------------------------------

         On February 25, 2003, National Penn and FirstService issued a press release concerning closing of Nation Penn's acquisition of FirstService Bank (discussed at Item 5 hereof). This press release is filed herein, as part of this Item 9, as Exhibit 99.



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

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL PENN BANCSHARES, INC.


                                       By: /s/ Wayne R. Weidner
                                          ---------------------------
                                         Name: Wayne R. Weidner
                                          Title: Chairman, President and Chief
                                                 Executive Officer


Dated: March 4, 2003











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

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                         Description
--------------                         -----------


         2.1 Agreement and Plan of Merger dated September 24, 2002, by and among National Penn Bancshares, Inc., National Penn Bank and FirstService Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to Exhibit 2.1 to National Penn's Current Report on Form 8-K dated September 24, 2002.)

         2.2 Form of Letter Agreement between National Penn Bancshares, Inc. and directors of FirstService Bank concerning voting for approval of merger. (Incorporated by reference to Exhibit 2.2 to National Penn's Current Report on Form 8-K dated September 24, 2002.)

         99       Press   Release  of  National   Penn   Bancshares,   Inc.  and
                  FirstService  Bank dated February 25, 2003. (Filed pursuant to
                  Item 9 of Form 8-K.)














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